UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2022
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AmerisourceBergen Corporation
(Exact name of registrant as specified in its charter)
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Commission File Number: 1-16671

Delaware			23-3079390
(State or other jurisdiction of			(I.R.S. Employer
incorporation or organization)			Identification No.)

1 West First Avenue	Conshohocken	PA	19428-1800
(Address of principal executive offices)			(Zip Code)
(610) 727-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock	ABC	New York Stock Exchange	(NYSE)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 22, 2022, the Board of Directors (the “Board”) of AmerisourceBergen Corporation (the “Company”) elected Lorence H. Kim, M.D., 48, to serve on the Board, effective October 1, 2022. Dr. Kim will also serve on the Board’s Finance Committee.

Dr. Kim has served as a Venture Partner of Third Rock Ventures, a venture capital firm, since September 2020. Prior to joining Third Rock Ventures, he served as Chief Financial Officer of Moderna, Inc. from April 2014 to June 2020 and as an advisor to Moderna through August 2020. From July 2000 to April 2014, Dr. Kim held a number of positions at Goldman, Sachs & Co., most recently as Managing Director and Co-Head, Biotechnology Investment Banking. Dr. Kim has served as a director of Revolution Medicines, Inc. since July 2022, and has served as a director of Cowen Inc. since February 2022. Dr. Kim previously served on the board of directors of Seres Therapeutics, Inc. from October 2014 to June 2020. He also serves on the boards of directors of privately-held companies Flare Therapeutics Inc. and Abata Therapeutics, Inc., and on the Board of Governors of the American Red Cross and the Board of Trustees of Prep for Prep.

The Board determined that Dr. Kim is an independent director under the standards established by the New York Stock Exchange and the Board. Upon Dr. Kim’s election, the Board increased from ten to eleven members in accordance with the Company’s Bylaws.

As a non-employee director of the Company, Dr. Kim will be compensated for his service to the Company in accordance with the Company’s Compensation Policy for Non-Employee Directors, including an annual cash retainer of $100,000 and an annual equity award having a value of $200,000 on the date of grant.

There are no related party transactions between Dr. Kim and the Company that would require disclosure under Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

On September 27, 2022, the Company issued a news release announcing the election of Dr. Kim to the Board. A copy of the news release is attached hereto as Exhibit 99.1.

The information in this item, including Exhibit 99.1, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	News Release, dated September 27, 2022, regarding the election of Lorence H. Kim, M.D., as a director of AmerisourceBergen Corporation.

104	Cover Page Interactive Data File (formatted as inline XBRL)

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISOURCEBERGEN CORPORATION

Date:	September 27, 2022	By:	/s/ Elizabeth S. Campbell
		Name:	Elizabeth S. Campbell
		Title:	Executive Vice President & Chief Legal Officer